SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                           ===========================


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

        Date of Report: (Date of earliest event reported): June 10, 2003


                           RAMPART CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


             TEXAS                     1-15277                   76-0427502
    (State of Incorporation)    (Commission File Number)       (IRS Employer
                                                             Identification No.)
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                            16401 COUNTRY CLUB DRIVE
                                  CROSBY, TEXAS
              (Address of Registrant's principal executive offices)

                                 (713) 223-4610
              (Registrant's telephone number, including area code)



                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)


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ITEM  5.     OTHER  EVENTS

     On June 10, 2003, Rampart Capital Corporation (the "Company") issued a press release announcing that its board of directors had approved a range of reverse stock splits as the initial step to take the Company private and that once the reverse stock split is completed, the Company plans to make application to have its common stock ("Common Stock") delisted from the American Stock
Exchange  and  terminate  registration  of the Common Stock under the Securities
Exchange  Act  of  1934.

ITEM  7.     FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL
             INFORMATION  AND  EXHIBITS

     (C)  EXHIBITS

          99.1 Press Release dated June 10, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 10, 2003                      RAMPART  CAPITAL  CORPORATION

                                          By:  /s/  J.H.  Carpenter
                                             -----------------------------------
                                               J.H.  Carpenter,
                                               President  and
                                               Chief  Operating  Officer

                                INDEX TO EXHIBITS

     EXHIBIT                        DESCRIPTION OF EXHIBIT
--------------------          ---------------------------------------
     *99.1                    Press  Release,  dated  June  10,  2003

*FILED  HEREWITH.


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